SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2009

                         FSB Community Bankshares, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States                  000-52751                 74-3164710
----------------------------     ---------------------     ---------------------
(State or other jurisdiction     (Commission File No.)     (IRS Employer
 of incorporation)                                          Identification No.)


45 South Main Street, Fairport, New York                            14450
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (585) 223-9080


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.     Results of Operations and Financial Condition.

     On July 30, 2009, FSB Community Bankshares, Inc. reported earnings for the quarter and six months ended June 30, 2009. A press release dated July 30, 2009, giving details associated with the company's earnings is attached as Exhibit 99 to this report. The information included in Exhibit 99 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.     Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.      Not Applicable.

(b)  Pro Forma Financial Information.                  Not Applicable.

(c)  Shell Company Transactions.                       Not Applicable.

(d)  Exhibits.

          Exhibit No.         Description

          99                  Press release dated July 30, 2009


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       FSB COMMUNITY BANKSHARES, INC.


DATE:  July 30, 2009              By:  /s/ Kevin D. Maroney
                                       -----------------------------------------
                                       Kevin D. Maroney
                                       Chief Financial Officer


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